UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 27, 2018

Date of Report (Date of earliest event reported)

MCORPCX, INC.

(Exact name of registrant as specified in its charter)

California	000-54918	26-0030631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

415-526-2655

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

__________

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2018, McorpCX, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the employment agreement between the Company and Gregg Budoi, the Company’s Interim President and Chief Executive Officer, dated August 16, 2018 (the “Original Employment Agreement”). The Amendment provides that the Original Employment Agreement is amended as follows:

(a)

Mr. Budoi’s base salary is reduced to $60,000 subject to an adjustment by the Company’s Board of Directors (the “Board”) in connection with the determination by the Board that Mr. Budoi has successfully executed a strategic plan developed by the Board that may include the acquisition, joint venture, licensing and/or merger of new business operations or technology in a transaction approved by the Board and the Company’s shareholders, if required, in each case to be achieved prior to the one year anniversary of the effective date of the Original Employment Agreement;

(b)

Mr. Budoi’s maximum one-time signing bonus was increased to $200,000 contingent upon the determination by the Board that Mr. Budoi has successfully executed a strategic plan developed by the Board that may include the acquisition, joint venture, licensing and/or merger of new business operations or technology in a transaction approved by the Board and the Company’s shareholders, if required, in each case to be achieved prior to the one year anniversary of the effective date of Mr. Budoi’s employment agreement.

All other terms of the Original Employment Agreement remain unchanged.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete copy of the Amendment, which is filed herewith as Exhibit 10.1.

ITEM 9.01	Exhibits

10.1       Amendment Letter dated December 19, 2018 to the Executive Employment Agreement between the Company and Mr. Budoi.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCORPCX, INC.

Date:	December 27, 2018	By:	/s/ Gregg Budoi
		Name:	Gregg Budoi
		Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Amendment Letter dated December 19, 2018 to the Executive Employment Agreement between the Company and Mr. Budoi.